UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

April 25, 2022

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
101 Poor Farm Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Entry into a Material Definitive Agreement.

On April 25, Agile Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a letter agreement and waiver (“Letter Agreement”) with Armistice Capital Master Fund Ltd. (“Armistice”), pursuant to which Armistice consented to the Company entering into and effecting an at-the-market (“ATM”) offering facility. On March 13, 2022 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Armistice, pursuant to which the Company issued, in a registered direct offering (the “Offering”), 2,425 shares of Series A convertible preferred stock (the “Series A Preferred Stock”) and 2,425 shares of Series B convertible preferred stock (the “Series B Preferred Stock”) and Series A warrants (the “Series A Warrants”) to purchase up to an aggregate of 24,250,000 shares of the common stock of the Company (the “Common Stock”) and Series B warrants (the “Series B Warrants”) to purchase up to an aggregate of 24,250,000 shares of Common Stock.  The Offering closed on March 14, 2022 (“Closing Date”).  Pursuant to the Purchase Agreement, the Company was restricted from entering into and effecting an ATM offering facility until the 180-day anniversary of the Closing Date.  Pursuant to the Letter Agreement, the Company will issue to Armisitice a new common stock purchase warrant (“New Warrant”), on the same terms and conditions as the Series A Warrants, provided that such New Warrant shall be exercisable into 8,487,500 warrant shares, subject to adjustment thereunder. The Series A Warrants have an exercise price of $0.26 per share, and will become exercisable six months following the date of issuance, and will expire 5 years following the initial exercise date.  The New Warrant is exercisable 6 months after the date of the Letter Agreement.

The summaries above only purports to be a summary of the principal terms of the Series A Warrant. The Series A Warrant was filed as Exhibits 4.1 in a Form 8-K filed on March 15, 2022 and are incorporated by reference herein. The summaries above only purport to be a summary of the principal terms of the Series A Warrant.  The Letter Agreement will be filed with the Company’s next Quarterly Report on Form 10Q.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
4.1	Form of Series A Warrant (Incorporated by reference, Exhibit 4.1 to Company’s Current Report on Form 8-K, file number 001-36464, filed on March 15, 2022.)
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: April 26, 2022	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	President and Chief Executive Officer